UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2011
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McDermott International, Inc.
(Exact name of registrant as specified in its charter)
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REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (281) 870-5000

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

On March 1, 2011, we issued a press release announcing our financial results for the fourth quarter ended December 31, 2010.  A copy of the press release is furnished as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.

Additionally, we have furnished Exhibit 99.2 in order to provide an indicative example of a large change order on a hypothetical project in progress to quantitatively demonstrate the effect change order awards may have on our percentage-of-completion accounting for various contracts, as more fully described in our Annual Report on Form 10-K for the year ended December 31, 2010.  Exhibit 99.2 is furnished for illustrative purposes only and should not be construed as an indication of our current or future earnings on any particular project or projects.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits.

(d)      Exhibits

  99.1      Press Release dated March 1, 2011.

           99.2      Hypothetical Percentage-of-Completion Example.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

	By:	/s/ Perry L. Elders
Perry L. Elders
Senior Vice President and Chief Financial Officer

March 1, 2011

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